UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/25/2005

Technitrol, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-05375

PA	23-1292472
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of Principal Executive Offices, Including Zip Code)

(215) 355-2900
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On July 25, 2005, Technitrol, Inc. issued a press release regarding its results of operations for its second fiscal quarter ended July 1, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exhchange Act of 1934, as amended, or otherwise subject to the provisions of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or other document filed with the Commission, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated July 25, 2005 regarding Technitrol Inc.'s results of operations for the second fiscal quarter ended July 1, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Technitrol, Inc.

Date: July 25, 2005.	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	pressrelease